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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 8, 2000, relating to the consolidated financial statements, which appears in Hanover Compressor Company's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                             /s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
November 20, 2000